UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

HighPeak Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P R O X Y

HighPeak Energy, Inc.
421 W. 3rd Street, Suite 1000
Fort Worth, Texas 76102

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS OF

HIGHPEAK ENERGY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints each of Michael L. Hollis and Daniel Silver (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the shares of common stock of HighPeak Energy, Inc. that the undersigned is entitled to vote (the “Shares”) at the 2026 Annual Meeting of Stockholders of HighPeak Energy, Inc. (the “Annual Meeting”) to be held at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102 on June 2, 2026, at 10:00 a.m., Central Time, and at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and, unless such authority is withheld on the reverse side hereof, in the Proxies’ discretion on such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the enclosed proxy materials, including the proxy statement and this proxy card, and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS “FOR” PROPOSAL NOS. 1, 2 AND 4, AND “1 YEAR” FOR PROPOSAL NO. THREE. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on the reverse side)

Please mark vote as indicated in this example ☒	HIGHPEAK ENERGY, INC. —THE HIGHPEAK BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NOS. 1, 2 AND 4 AND “1 YEAR” FOR PROPOSAL NO. 3.

(1) Election of Director: Jason A. Edgeworth	FOR ☐			WITHHOLD ☐
(1) Election of Director: Larry C. Oldham	FOR ☐			WITHHOLD ☐
(1) Election of Director: Daniel Silver	FOR ☐			WITHHOLD ☐
(2) Advisory, non-binding resolution regarding the compensation of our Named Executive Officers for 2025	FOR ☐	AGAINST ☐		ABSTAIN ☐

(3) Advisory, non-binding resolution regarding the frequency of future say-on-pay votes	1 YEAR ☐	2 YEARS ☐	3 YEARS ☐	☐ABSTAIN ☐

(4) Appointment of Weaver and Tidwell, L.L.P. to Serve as independent registered public accounting firm for the fiscal year ending December 31, 2026	FOR ☐	AGAINST ☐		ABSTAIN ☐

Dated:

Signature

(Signature if held Jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

The Shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors: “FOR” each of Proposal Nos. 1, 2, and 4 and “1 YEAR” for Proposal No. 3. If any other matters properly come before the Annual Meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.